Goodwill and Intangibles	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles
9. GOODWILL AND INTANGIBLES

Goodwill. Goodwill is recorded when the purchase price of a business acquired exceeds the fair market value of the tangible and separately measurable intangible net assets. In addition, goodwill represents the allocated portion of Anadarko’s midstream goodwill attributed to the Partnership assets acquired from Anadarko. The carrying value of Anadarko’s midstream goodwill represents the excess of the purchase price paid to a third-party entity over the estimated fair value of the identifiable assets acquired and liabilities assumed by Anadarko. Accordingly, the Partnership’s allocated goodwill balance does not represent, and in some cases is significantly different from, the difference between the consideration the Partnership paid for its acquisitions from Anadarko and the fair value of such net assets on their respective acquisition dates.
Goodwill is evaluated for impairment annually (see Note 1). The Partnership’s annual qualitative goodwill impairment assessment as of October 1, 2018, indicated no impairment. Qualitative factors were also assessed in the fourth quarter of 2018 to review any changes in circumstances subsequent to the annual test, including changes in commodity prices. This assessment also indicated no impairment.

Other intangible assets. The intangible asset balance on the consolidated balance sheets includes the fair value, net of amortization, of (i) contracts assumed in connection with the Platte Valley and Wattenberg processing plant acquisitions in 2011, which are being amortized on a straight-line basis over 38 years, (ii) interconnect agreements at Chipeta entered into in November 2012, which are being amortized on a straight-line basis over 10 years, and (iii) contracts assumed by the Partnership in connection with the DBM acquisition in November 2014, which are being amortized on a straight-line basis over 30 years.
The Partnership assesses intangible assets for impairment together with related underlying long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. See Property, plant and equipment in Note 1 for further discussion of management’s process to evaluate potential impairment of long-lived assets. No intangible asset impairment has been recognized in these consolidated financial statements.
The following table presents the gross carrying amount and accumulated amortization of other intangible assets:

	December 31,
thousands	2018	2017
Gross carrying amount	$979,863	$979,863
Accumulated amortization	(138,455)	(107,676)
Other intangible assets	$841,408	$872,187

Amortization expense for intangible assets was $30.8 million for the year ended December 31, 2018, and $30.7 million for each of the years ended December 31, 2017 and 2016. Intangible asset amortization recorded in each of the next five years is estimated to be $32.0 million for the years ended December 31, 2019 to December 31, 2022, and $31.7 million for the year ended December 31, 2023.